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                             ACCUMED INTERNATIONAL, INC.

                                   PUBLIC OFFERING

                 IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER


Mr. Peter P. Gombrich
Ms. Jude Augustine
c/o AccuMed International, Inc.
900 North Franklin Street
Suite 401
Chicago, Illinois  60610

Ladies and Gentlemen:

    The undersigned holder of common stock or vested options or warrants to purchase common stock of AccuMed International, Inc., a Delaware corporation (the "Company"), understands (a) that certain stockholders of the Company, including the undersigned (collectively, the "Selling Stockholders"), intend to sell shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to certain underwriters (the "Underwriters") to be named in an underwriting agreement (the "Underwriting Agreement") to be entered into among the Company, the Selling Stockholders and the Underwriters in connection with a proposed public offering by the Company and the Selling Stockholders of shares of Common Stock (the "Public Offering"); (b) that Tucker Anthony, Incorporated and Vector Securities International, Inc. will be acting as the representatives of the Underwriters (the "Representatives"); and (c) that the Underwriters propose to offer and sell such shares of Common Stock to the public. The undersigned also understands that in connection with such offer and sale, the Company has filed a Registration Statement on Form S-2 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") to register the shares to be offered under the Securities Act of 1933, as amended.

    Set forth opposite the name of the undersigned at the end of this instrument is the number of shares of Common Stock that the undersigned proposes to sell to the Underwriters (the "Firm Shares"). It is also understood that if the aggregate number of Firm Shares to be sold by the Selling Stockholder to the Underwriters pursuant to the Underwriting Agreement shall be decreased, the number of Firm Shares to be sold by the undersigned pursuant to the Underwrit-

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ing Agreement may be adjusted in accordance with Paragraph l(a) below.  The Firm
Shares reflecting such adjustment, if any, to be sold by the undersigned pursuant to the Underwriting Agreement are herein referred to collectively as the "Shares."

    Concurrently with the execution and delivery of this Irrevocable Power of Attorney, the undersigned is also executing and delivering a Letter of Transmittal and Custody Agreement (the "Custody Agreement") pursuant to which the undersigned is depositing with American Stock Transfer & Trust Company, New York, New York, as custodian (the "Custodian"), some or all of the following:
(i) a certificate or certificates (the "Stock Certificate(s)"), in negotiable and deliverable form (with signatures guaranteed, along with a duly executed stock power(s), in blank, bearing the signature of the undersigned so guaranteed), (ii) a warrant certificate or certificates (the "Warrant Certificate(s)"), (iii) a stock option agreement (the "Stock Option Agreement(s)") and (iv) a copy of a notice of exercise (in the case of warrants, such notice of exercise to be in the form attached to the applicable Warrant Certificate or warrant agreement) and an accompanying letter of direction by the Company with respect to the options (the "Options") or warrants (the "Warrants") to purchase the number of shares of Common Stock set forth on Schedule I attached to the Custody Agreement, together with stock powers duly endorsed in blank by the undersigned (with signatures guaranteed as described above) and with such other documents and requisites as may be necessary to place the certificates for Common Stock issuable upon the exercise of the Options or the Warrants in fully negotiable form, representing the number of shares of Common Stock, (or, in the case of the Warrant Certificate(s) and the Stock Option Agreement(s), the right to purchase such number of shares of Common Stock) as set forth on Schedule I to the Custody Agreement. The Stock Certificate(s) and the Warrant Certificate(s) are referred to collectively herein as the "Certificate(s)." The number of shares of Common Stock represented by the Stock Certificate(s), when added to the number of shares of Common Stock to be issued upon exercise of the Options and/or Warrants, as the case may be, is greater than or equal to the number of Shares.

    1. APPOINTMENT OF ATTORNEY-IN-FACT. In connection with the foregoing, and intending to be legally bound, the undersigned hereby irrevocably makes, constitutes and appoints Peter P. Gombrich and Jude Augustine and each of them, the attorneys-in-fact and agents (individually, an "Attorney" and collectively, the "Attorneys") of the undersigned effective as of the date of the execution hereof by the undersigned, each Attorney with full power and authority to act together or alone, in such Attorney's sole and complete discretion, including full


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power of substitution, in the name of, and for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of the Shares by the undersigned, including, but not limited to, the power and authority to take any and all of the following actions:

         a. to sell, assign and deliver to the Underwriters pursuant to the Underwriting Agreement the Shares or such lesser number of shares of Common Stock as the Attorneys, or either of them, shall determine, at a purchase price per share to be paid by the Underwriters, which shall be the same price per share to be paid by the Underwriters (such price to be determined by negotiations between the Company and the Underwriters) to each of the other Selling Stockholders and to the Company for shares issued and sold in connection with the Underwriting Agreement; and on such other terms as the Attorneys, or either of them, may, in their sole discretion determine;

         b. for the purpose of effecting such sale, to make, execute, deliver and perform the undersigned's obligations and make the undersigned's representations and warranties under the Underwriting Agreement (which is substantially in the form of the draft underwriting agreement included in the Registration Statement to be delivered to the undersigned) among the Company, the Attorneys on behalf of the Selling Stockholders, and the Underwriters, containing such additions or changes in the terms, provisions and conditions as the Attorneys, or either of them, shall determine including, subject to the limitation set forth in Paragraph l(a) of this Irrevocable Power of Attorney, the purchase price per share to be paid by the Underwriters, the provision of representations and warranties by the Selling Stockholders, and any additions or changes in the terms, provisions and conditions relating to the public offering of shares by the Underwriters;

         c. to give such orders and instructions to the Custodian as the Attorneys, or either of them, in their sole discretion, shall determine, with respect to (i) in the case of Options or Warrants, the issuance of shares of Common Stock and any related certificates issuable upon the exercise thereof, of which any certificates representing shares of Common Stock intended to be sold pursuant to the Underwriting Agreement by the undersigned shall be without legends restricting transfer or disposition of the Shares, (ii) the transfer on the books of the Company of the Shares to effect the sale thereof (including giving the names in which new certifi-



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    cates for such shares are to be issued and the denominations thereof),
    (iii) the delivery to or for the account of the Underwriters of certificates for such Shares against receipt by the Custodian of the purchase price to be paid therefor, (iv) the payment by the Custodian out of the proceeds of such sale of that portion of all expenses of the offer, sale and delivery of such shares which is to be borne by the undersigned in connection with such offer, sale and delivery, (v) in the case of Options or Warrants, the payment to the Company out of the proceeds of such sale of an amount equal to the exercise price and any withholding taxes payable in connection with the exercise of such options, (vi) the remittance to the undersigned of the balance of the proceeds from such sale, and (vii) the return to the undersigned of new certificates (with a legend or legends restricting the transfer or disposition of such shares, if applicable) representing that number of shares of Common Stock, if any, represented by the certificates (and/or the option exercise notice) deposited with the Custodian which are in excess of the number of Shares sold by the undersigned to the Underwriters;

         d. to reduce the number of Shares to be sold to the Underwriters (if required by the Underwriters), to incur such selling expenses on behalf of the undersigned as the Attorneys, or either of them, in their sole discretion shall consider necessary for the aforesaid sale of the Shares to the Underwriters and to provide in accordance with the Underwriting Agreement and this Irrevocable Power of Attorney for the payment of such expenses;

         e. to retain Graham & James LLP as legal counsel in connection with any and all matters referred to in this Irrevocable Power of Attorney (Graham & James LLP is counsel for the Company);

         f. to instruct the Custodian as to the number of Shares to be sold by each Selling Stockholder;

         g. to make, acknowledge, verify, and file on behalf of the undersigned applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities laws;


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         h.   if necessary, to endorse (in blank or otherwise) on behalf of the undersigned the Certificate(s) to be sold by the undersigned, or a stock power or powers attached to such Certificate(s);

         i. to certify to the Underwriters on behalf of the undersigned the accuracy of the matters set forth in Paragraph 2 of this Irrevocable Power of Attorney; and

         j. to make, exchange, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including requests for the acceleration of the effectiveness of the Registration Statement, and other communications to the Commission and amendments to the Underwriting Agreement and the Custody Agreement, and in general to do all things and to take all actions, which the Attorneys, or either of them, in their sole discretion, may consider necessary or proper in connection with or to carry out the aforesaid sale of shares to the Underwriters and the Public Offering;

as fully as could the undersigned if personally present and acting.

    2. The undersigned agrees to deliver to the Attorneys such documentation as the Attorneys, the Company, the Selling Stockholders or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys, the Company or the Underwriters or their respective counsel.

    3. Upon execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the undersigned, the undersigned agrees to be bound by and to perform each of the covenants and agreements of the undersigned as a Selling Stockholder in the Underwriting Agreement.

    4. Upon execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the undersigned, the undersigned agrees to indemnify and hold harmless the Underwriters, the Company, each of its directors and each of its officers who sign the Registration Statement, and each other person specified in Section 9 of the Underwriting Agreement, to the full extent provided in Section 9 of the Underwriting Agreement.


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    5.   REPRESENTATIONS AND WARRANTIES.  The undersigned hereby represents and warrants that each of the representations and warranties of the undersigned contained in the Custody Agreement and [attached hereto and intended to be included in the Underwriting Agreement] is true as of the date of this Irrevocable Power of Attorney and will remain true through the Closing Date (as defined in the Underwriting Agreement) and that the undersigned has complied with all agreements and satisfied all conditions to be performed or satisfied by, on or through such Closing Date. Such representations and warranties are made by the undersigned for the benefit of, and may be relied upon by, the other Selling Stockholders, the Attorneys, or any of them, the Company, the Underwriters and their Representatives, agents and counsel (including Skadden, Arps, Slate, Meagher & Flom), the Custodian and Graham & James LLP, counsel to the Company.

    6. LIABILITY OF ATTORNEYS. The undersigned agrees that the Attorneys, or either of them, will not be liable, responsible or accountable in damages or otherwise to the undersigned for any acts performed or failed to be performed by the Attorneys, or either of them, in good faith and within the scope of this Agreement; PROVIDED, HOWEVER, that an Attorney may be liable to the undersigned for any act performed or failed to be performed to the extent and only to the extent attributable to gross negligence, willful misconduct or fraud by such Attorney.

    7. IRREVOCABILITY OF THIS POWER OF ATTORNEY. This Irrevocable Power of Attorney and all authority conferred by it are granted and conferred subject to the interests of the Attorneys, the Underwriters, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Irrevocable Power of Attorney. As a result, this Irrevocable Power of Attorney and all authority conferred by it is an agency coupled with an interest and therefore shall be irrevocable and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned, the termination of any trust or estate, the dissolution or liquidation of any corporation or partnership or the occurrence of any other event. If the undersigned should die or become incapacitated, if any trust or estate should be terminated, if any corporation or partnership should be dissolved or liquidated or if any other such event shall occur before the delivery of the Shares to be sold by the undersigned under the Underwriting Agreement and this Irrevocable Power of Attorney, Certificates (and an exercise notice, if applicable) for such Shares will be delivered by or on


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behalf of the undersigned in accordance with the terms and conditions of the
Underwriting Agreement and the Custody Agreement executed by the undersigned, and any action taken by the Attorneys, or either of them, pursuant to this Irrevocable Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Custodian, the Attorneys, or either of them, shall have received notice of such death, incapacity, termination, dissolution,
liquidation or other event.   Notwithstanding the foregoing, if the Underwriting
Agreement is not entered into prior to September 30, 1996, then from and after such date the undersigned will have the power to revoke all authority conferred by this Irrevocable Power of Attorney by giving written notice to each of the Attorneys, in care of the Custodian, that this Irrevocable Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys, or either of them, pursuant to this Irrevocable Power of Attorney prior to the actual receipt of such notice.

    8. SUBSTITUTION OF ATTORNEYS. Each of the Attorneys shall have the full power to make and substitute any attorney-in-fact in his or her place and stead, and the undersigned hereby ratifies and confirms all that each of said Attorneys or substitutes shall do by virtue of these presents. All actions hereunder may be taken by any one of said Attorneys, or his or her respective substitute or substitutes.

    9. The undersigned ratifies all that the Attorneys or either of them shall do pursuant to paragraphs 1 and 2 of this Irrevocable Power of Attorney.

    10. INDEMNIFICATION OF ATTORNEYS. The undersigned indemnifies and holds each Attorney, jointly and severally, free and harmless from and against any and all losses, damages, attorneys' fees, expenses or liabilities of any nature which such Attorney may sustain as a result of any action taken or omitted to be taken in good faith hereunder by such Attorney, except to the extent attributable to gross negligence, willful misconduct or fraud by such Attorney.

    11. GOVERNING LAW. This Irrevocable Power of Attorney will be governed by the laws of the State of Illinois as applied to transactions taking place wholly within Illinois between Illinois residents.


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    12.  ACTION WITH RESPECT TO OTHER SELLING STOCKHOLDERS.  It is understood and agreed that any Attorney may, without breaching any express or implied obligation to the undersigned hereunder, release, amend or modify any other power of attorney granted by any other Selling Stockholder.


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    IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Power of
Attorney of Selling Stockholder this __________, 1996.

Number of Firm Shares of Common Stock
to be Sold to the Underwriters
(subject to adjustment by the Attorneys
in accordance with Paragraph 1(a) hereof):

__________       Firm Shares      Selling Stockholder(s):


                                  --------------------------------------------
                                  Printed Name(s)

                                  --------------------------------------------

                                  --------------------------------------------
                                  Signature(s)

                                  To be signed EXACTLY as name appears on
                                  deposited Certificate(s) (or, if only an Option exercise notice is deposited, as name appears on such exercise notice).

                                  Signature guaranteed by:


                                  By:
                                      ------------------------------------------

                                  (NOTE: The signature(s) must be MEDALLION
                                  GUARANTEED by a national or state bank or
                                  trust company, or by a member firm of the
                                  National Association of Securities Dealers,
                                  Inc., or by a financial institution that is
                                  a participant in the Security Transfer
                                  Agents Medallion Program or the New York
                                  Stock Exchange Medallion Signature Guarantee
                                  Program.   NOTARIZATION BY A NOTARY PUBLIC
                                  IS NOT ACCEPTABLE.)

Witnessed by:

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